SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): January 19, 2006


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-17072                  11-2844247
          --------                     -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


100 SWEENEYDALE AVENUE, BAY SHORE, NEW YORK                        11706
-------------------------------------------                        -----
(Address of principal executive offices)                        (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.
            ---------------------------------------------

         Effective January 19, 2006, the audit committee of Windswept Environmental Group, Inc. ("Windswept") dismissed Massella & Associates, CPA, PLLC ("Massella") as independent accountants to Windswept and appointed Holtz Rubinstein Reminick LLP ("Holtz") as independent accountants to Windswept.

         Massella's report on the financial statements of Windswept for the fiscal year ended June 28, 2005 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Massella's report for the fiscal year ended June 28, 2005 included the following paragraph regarding Windswept's ability to continue as a going concern:

         The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred recurring losses from operations, has a working capital deficit and a stockholders' deficit, and is experiencing difficulty in generating sufficient cash flow to meet its obligations and sustain its operations, which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         Massella did not report on Windswept's financial statements for its fiscal year ended June 29, 2004.

         In connection with the audit for the fiscal year ended June 28, 2005 and the subsequent interim period through the date of dismissal, January 19, 2006, there have been no disagreements with Massella on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Massella would have caused them to make reference thereto in their report on the financial statements for such year.

         There were no reportable events or disagreements with Massella to report as defined in Regulation S-K Item 304(a)(l)(v).

         Windswept provided Massella with a copy of the foregoing disclosures and requested Massella to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Massella's response letter dated January 24, 2006, is attached as Exhibit 16.1 to this Form 8-K.

         During the prior two fiscal years ended June 28, 2005 and June 29, 2004, and through January 19, 2006, neither Windswept nor anyone on behalf of Windswept has consulted with Holtz regarding either:

         1. The application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Windswept's financial statements, and neither a written report was provided to Holtz nor oral advice was provided that Holtz concluded was an important factor considered by Windswept in reaching a decision as to the accounting, auditing or financial reporting issue; or

         2. Any matter that was either subject of disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

   16.1 Letter dated January 24, 2006, from Massella & Associates, CPA, PLLC to the Securities and Exchange Commission (filed herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WINDSWEPT ENVIRONMENTAL GROUP, INC.



                               By:   /s/ Michael O'Reilly
                                   -----------------------------------
                                   Michael O'Reilly, President


Date:    January 24, 2006